UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-7972

Exact name of registrant as specified in charter:	Delaware Group Adviser Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2007

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Diversified Income Fund

July 31, 2007

		Principal	Value
		Amount°	(U.S.$)
Agency Asset-Backed Securities – 0.04%
•Fannie Mae Whole Loan Series 2002-W11 AV1 5.66% 11/25/32	USD	50,535	50,538
wFHLMC Structured Pass Through Securities
Series T-30 A5 8.61% 12/25/30		702,877	703,621
Series T-58 2A 6.50% 9/25/43		194,464	198,451
Total Agency Asset-Backed Securities (cost $751,675)			952,610

Agency Collateralized Mortgage Obligations – 1.22%
Fannie Mae
Series 1996-46 ZA 7.50% 11/25/26		170,441	176,124
Series 2002-90 A2 6.50% 11/25/42		455,771	463,669
Series 2003-122 AJ 4.50% 2/25/28		629,311	610,714
Series 2005-110 MB 5.50% 9/25/35		1,134,985	1,137,698
•Series 2006-M2 A2F 5.259% 5/25/20		160,000	153,911
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39		35,255	36,814
Series 2001-T8 A2 9.50% 7/25/41		125,803	134,846
Series 2002-T4 A3 7.50% 12/25/41		424,941	440,859
Series 2002-T19 A1 6.50% 7/25/42		257,902	263,075
Series 2004-T1 1A2 6.50% 1/25/44		189,373	193,189
Fannie Mae Whole Loan
Series 2004-W9 2A1 6.50% 2/25/44		430,670	440,136
Series 2004-W11 1A2 6.50% 5/25/44		786,089	803,561
Freddie Mac
Series 1730 Z 7.00% 5/15/24		707,279	741,355
Series 2326 ZQ 6.50% 6/15/31		1,695,768	1,768,069
Series 2552 KB 4.25% 6/15/27		604,691	599,844
Series 2662 MA 4.50% 10/15/31		1,204,400	1,180,078
Series 2694 QG 4.50% 1/15/29		1,935,000	1,872,523
Series 2872 GC 5.00% 11/15/29		1,610,000	1,576,373
Series 2890 PC 5.00% 7/15/30		1,165,000	1,139,225
Series 2915 KP 5.00% 11/15/29		2,502,000	2,450,487
Series 3005 ED 5.00% 7/15/25		1,985,000	1,859,047
Series 3022 MB 5.00% 12/15/28		975,000	961,990
Series 3063 PC 5.00% 2/15/29		2,389,000	2,362,119
Series 3173 PE 6.00% 4/15/35		4,165,000	4,191,374
Total Agency Collateralized Mortgage Obligations (cost $25,957,980)			25,557,080

Agency Mortgage-Backed Securities – 8.10%
Fannie Mae
5.50% 1/1/13		1,241,118	1,232,682
6.50% 8/1/17		531,843	540,832
•Fannie Mae ARM
5.054% 8/1/35		1,550,201	1,503,638
5.267% 10/1/33		1,364,584	1,381,705
6.904% 11/1/24		5,147	5,219
Fannie Mae Relocation 15 yr 4.00% 9/1/20		2,939,277	2,718,954
Fannie Mae Relocation 30 yr
5.00% 11/1/33		470,149	446,581
5.00% 1/1/34		264,384	251,455
5.00% 8/1/34		410,299	389,419
5.00% 11/1/34		566,327	537,506
5.00% 4/1/35		1,402,130	1,328,208
5.00% 10/1/35		1,097,952	1,040,066
5.00% 1/1/36		1,940,816	1,838,493
Fannie Mae S.F. 15 yr 5.00% 9/1/20		21,012	20,402
Fannie Mae S.F. 15 yr TBA
4.50% 8/1/22		3,355,000	3,195,638
5.00% 8/1/22		8,900,000	8,627,438
6.00% 8/1/22		4,145,000	4,170,260

Fannie Mae S.F. 30 yr
5.50% 3/1/29		542,578	526,727
5.50% 4/1/29		466,811	453,173
5.50% 12/1/34		8,177,577	7,926,630
6.00% 7/1/37		7,680,527	7,610,559
7.50% 3/1/32		69,888	72,834
7.50% 4/1/32		76,079	79,286
7.50% 10/1/34		67,836	70,881
Fannie Mae S.F. 30 yr TBA
5.00% 8/1/37		26,900,000	25,231,365
5.50% 8/1/37		47,440,000	45,816,650
6.00% 8/1/37		28,700,000	28,435,414
6.50% 8/1/37		6,270,000	6,333,678
7.00% 8/1/37		170,000	174,675
Freddie Mac 7.00% 1/1/08		46,168	46,319
•Freddie Mac ARM
4.944% 12/1/33		1,602,530	1,622,769
5.838% 4/1/34		118,152	119,123
6.331% 2/1/37		5,758,795	5,807,744
Freddie Mac Relocation 30 yr 5.00% 9/1/33		337,037	320,944
Freddie Mac S.F. 15 yr 4.00% 2/1/14		88,898	86,070
Freddie Mac S.F. 30 yr TBA 6.00% 8/1/37		2,540,000	2,519,759
GNMA I S.F. 30 yr
7.00% 12/15/34		1,876,565	1,966,692
7.50% 10/15/30		5,435	5,692
7.50% 2/15/32		1,297	1,358
9.50% 9/15/17		8,795	9,536
10.00% 7/15/17		4,795	5,338
GNMA S.F. 30 yr TBA
5.50% 8/1/37		3,285,000	3,200,309
6.00% 8/1/37		3,285,000	3,280,381
Total Agency Mortgage-Backed Securities (cost $170,735,884)			170,952,402

Agency Obligations – 3.75%
Fannie Mae
5.00% 9/15/08		3,000,000	2,999,532
^8.12% 10/29/07	NZD	4,769,000	3,561,567
Federal Farm Credit Bank 5.125% 8/25/16	USD	1,935,000	1,912,463
Federal Home Loan Bank System
4.875% 11/27/13		12,700,000	12,482,576
5.375% 8/19/11		6,090,000	6,160,041
5.50% 8/13/14		3,100,000	3,151,104
^Financing Corporation Interest Strip
CPN 4.782% 4/6/12		1,928,000	1,547,914
CPN 4.797% 5/2/12		365,000	292,837
CPN 4.901% 10/6/12		1,608,000	1,253,060
CPN 4.948% 10/6/14		1,923,000	1,344,981
CPN 5.079% 2/8/13		500,000	382,969
CPN 5.08% 8/8/13		500,000	372,968
CPN 5.101% 10/6/11		355,000	290,943
CPN 5.101% 2/3/12		50,000	40,280
CPN 5.175% 3/26/12		880,000	706,652
CPN 5.192% 10/6/15		1,140,000	753,784
CPN 5.259% 5/30/16		385,000	245,905
CPN 1 5.093% 11/11/11		173,000	141,060
CPN 1 5.162% 5/11/12		1,000,000	802,113
CPN 1 5.283% 5/11/15		1,270,000	858,407
CPN 1 5.407% 11/11/17		2,230,000	1,310,578
CPN 4 5.213% 10/6/15		640,000	423,177
CPN 7 5.097% 8/3/13		10,000	7,465
CPN 12 5.10% 12/6/11		2,000,000	1,624,794
CPN 13 5.161% 12/27/12		300,000	231,049
CPN 13 5.208% 6/27/13		1,265,000	949,107
CPN 13 5.366% 12/27/16		1,140,000	704,999
CPN 15 4.907% 9/7/13		2,550,000	1,892,913
CPN 15 5.299% 3/7/16		2,325,000	1,503,668
CPN 17 5.352% 4/5/13		125,000	94,926
CPN 19 5.074% 12/6/10		400,000	341,389
CPN 19 5.352% 6/6/13		400,000	301,005
CPN A 5.098% 8/8/15		480,000	320,281
CPN A 5.099% 2/8/15		480,000	328,777
CPN A 5.112% 2/8/14		500,000	362,380
CPN C 5.099% 5/30/15		25,000	16,851
CPN D 5.116% 9/26/11		2,200,000	1,805,654
CPN D 5.119% 9/26/10		1,900,000	1,635,497

^Financing Corporation Principal Strip 5.142% 9/26/19	860,000	457,335
Freddie Mac
4.75% 1/19/16	335,000	322,586
5.25% 2/24/11	7,000,000	6,988,856
5.40% 2/2/12	6,340,000	6,330,325
5.45% 9/2/11	6,340,000	6,328,284
5.50% 7/18/16	5,515,000	5,583,612
Total Agency Obligations (cost $78,470,309)		79,166,664

=#@Collateralized Debt Obligation – 0.02%
Travelers Funding CBO Series 1A A2 144A 6.35% 2/18/14	500,000	503,744
Total Collateralized Debt Obligation (cost $520,000)		503,744

Commercial Mortgage-Backed Securities – 2.86%
Bank of America Commercial Mortgage Securities
•Series 2005-6 AM 5.353% 9/10/47	1,060,000	1,015,419
•Series 2006-3 A4 5.889% 7/10/44	455,000	453,898
Series 2006-4 A4 5.634% 7/10/46	240,000	235,209
#Bear Stearns Commercial Mortgage Securities Series 2004-ESA E 144A 5.064% 5/14/16	1,355,000	1,353,995
•Citigroup Commercial Mortgage Trust Series 2007-C6 A4 5.889% 12/10/49	1,605,000	1,578,999
wCommercial Mortgage Pass Through Certificates
#Series 2001-J1A A2 144A 6.457% 2/14/34	1,050,199	1,074,639
Series 2006-C7 A2 5.69% 6/10/46	805,000	807,716
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.681% 2/15/39	445,000	440,871
#Crown Castle Towers 144A
•Series 2005-1A AFL 5.70% 6/15/35	140,000	140,460
Series 2005-1A C 5.074% 6/15/35	645,000	632,358
Series 2006-1A B 5.362% 11/15/36	1,055,000	1,035,359
DLJ Commercial Mortgage Series 1999-CG3 A3 7.73% 10/10/32	1,200,000	1,252,270
#First Union National Bank Commercial Mortgage Series 2001-C2 L 144A 6.46% 1/12/43	1,165,000	1,147,997
General Electric Capital Commercial Mortgage Series 2002-1A A3 6.269% 12/10/35	3,970,000	4,078,329
Goldman Sachs Mortgage Securities II
Series 2006-GG8 A4 5.56% 11/10/39	4,620,000	4,501,044
•#Series 2006-RR2 A1 144A 5.811% 6/23/46	1,030,000	1,010,100
•#Series 2006-RR3 A1S 144A 5.76% 7/18/56	3,555,000	3,338,287
Greenwich Capital Commercial Funding Series 2007-GG9 A4 5.444% 3/10/39	4,775,000	4,593,934
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C1 A3 5.376% 7/12/37	2,630,000	2,607,673
Series 2002-C2 A2 5.05% 12/12/34	2,510,000	2,445,630
Series 2003-C1 A2 4.985% 1/12/37	745,000	722,486
•Series 2006-LDP7 AJ 6.066% 4/15/45	25,000	24,834
•#Series 2006-RR1A A1 144A 5.608% 10/18/52	3,055,000	2,974,715
Series 2007-CB18 A4 5.44% 6/12/47	2,405,000	2,309,205
Lehman Brothers-UBS Commercial Mortgage Trust Series 2002-C1 A4 6.462% 3/15/31	1,085,000	1,124,078
#Merrill Lynch Mortgage Trust 144A
Series 2005-GGP1 E 4.33% 11/15/10	315,000	313,204
Series 2005-GGP1 F 4.35% 11/15/10	290,000	288,314
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-5 A4 5.378% 8/12/48	1,365,000	1,303,524
•Morgan Stanley Capital I
#Series 1999-FNV1 G 144A 6.12% 3/15/31	455,000	454,491
Series 2006-HQ9 A4 5.731% 7/12/44	7,500,000	7,400,680
Series 2007-IQ14 A4 5.692% 4/15/49	1,080,000	1,053,513
Series 2007-T27 A4 5.804% 6/11/42	2,445,000	2,387,102
•#Morgan Stanley Dean Witter Capital I Series 2001-TOP1 E 144A 7.551% 2/15/33	185,000	193,384
#Tower 144A
Series 2004-2A A 4.232% 12/15/14	695,000	675,670
Series 2006-1 B 5.588% 2/15/36	605,000	600,409
Series 2006-1 C 5.707% 2/15/36	900,000	885,406
Wachovia Bank Commercial Mortgage Trust
Series 2006-C28 A2 5.50% 10/15/48	1,780,000	1,770,431
Series 2007-C30 A3 5.246% 12/15/43	2,115,000	2,075,075
Total Commercial Mortgage-Backed Securities (cost $62,365,597)		60,300,708

Convertible Bonds – 0.31%
Electronic Data Systems 3.875% 7/15/23 exercise price $34.14, expiration date 7/15/10	3,755,000	3,848,875
†Mirant (Escrow) 2.50% 6/15/21 exercise price $67.95, expiration date 6/15/21	695,000	-
•U.S. Bancorp 3.61% 9/20/36 exercise price $38.28, expiration date 9/28/07	2,600,000	2,596,880
Total Convertible Bonds (cost $6,418,618)		6,445,755

Corporate Bonds – 34.86%
Banking – 5.49%
BAC Capital Trust XI 6.625% 5/23/36		920,000	919,177
•BAC Capital Trust XV 6.16% 6/1/56		3,135,000	3,143,486
•#Banco Macro 144A 9.75% 12/18/36		2,860,000	2,616,900
•#Banco Mercantil 144A 6.862% 10/13/21		4,005,000	4,075,612
Bancolombia 6.875% 5/25/17		2,550,000	2,403,375
#Bank of Moscow 144A 7.335% 5/13/13		7,594,000	7,786,128
Bank One Corp 5.90% 11/15/11		795,000	811,833
•Capital One FSB 5.46% 3/13/09		3,825,000	3,829,395
Citigroup 6.125% 8/25/36		1,240,000	1,203,941
Depfa Bank 20.00% 11/19/07	TRY	21,370,000	16,597,816
^Dresdner Bank 6.04% 1/24/08	USD	12,473,000	12,488,591
First National Bank of Omaha 7.32% 12/1/10		850,000	874,919
First Union Institutional Capital II 7.85% 1/1/27		3,065,000	3,187,327
•Fortis Capital 6.25% 6/29/49	EUR	2,900,000	4,063,622
#HBOS Treasury Services 144A 5.25% 2/21/17	USD	4,500,000	4,462,790
#HSBK Europe 144A 7.25% 5/3/17		1,170,000	1,092,488
JPMorgan Chase Capital XVIII 6.95% 8/17/36		585,000	562,393
#Kazkommerts International 144A 8.00% 11/3/15		1,195,000	1,111,350
#Majapahit Holding 144A 7.75% 10/17/16		1,710,000	1,662,975
•Marshall & Ilsley Bank 5.63% 12/4/12		765,000	766,024
National City Bank 5.80% 6/7/17		1,095,000	1,080,813
#Northern Rock 144A
5.625% 6/22/17		2,190,000	2,212,233
•6.594% 6/29/49		1,475,000	1,442,978
•#PNC Preferred Funding Trust I 144A 6.113% 3/29/49		2,100,000	2,049,155
Popular North America
4.25% 4/1/08		1,075,000	1,064,232
•5.76% 4/6/09		1,080,000	1,085,588
Popular North America Capital Trust I 6.564% 9/15/34		760,000	694,176
Privatbank
8.00% 2/6/12		345,000	331,545
#144A 8.00% 2/6/12		2,285,000	2,195,885
•RBS Capital Trust I 4.709% 12/29/49		705,000	655,942
•Resona Bank 4.125% 9/29/49	EUR	1,591,000	2,069,583
•#Resona Preferred Global Securities 144A 7.191% 12/29/49	USD	725,000	733,129
#Russian Agricultural Bank 144A 6.299% 5/15/17		2,920,000	2,770,496
#Russian Standard Bank 144A 8.625% 5/5/11		665,000	643,235
Silicon Valley Bank 5.70% 6/1/12		875,000	861,327
•Standard Chartered Capital Trust I 8.16% 3/29/49	EUR	1,798,000	2,640,097
#TemirBank 144A 9.50% 5/21/14	USD	4,780,000	4,552,950
#TuranAlem Finance 144A 7.75% 4/25/13		1,437,000	1,322,040
US Bank 5.70% 12/15/08		1,275,000	1,279,670
•#Vneshtorgbank 144A 5.955% 8/1/08		315,000	314,228
•VTB 24 Capital 6.18% 12/7/09		1,340,000	1,349,710
Wachovia 5.75% 6/15/17		1,360,000	1,335,463
WM Covered Bond Program 3.875% 9/27/11	EUR	7,173,000	9,497,015
			115,841,632
Basic Industry – 2.27%
AK Steel 7.875% 2/15/09	USD	549,000	551,745
Bowater
6.50% 6/15/13		505,000	409,050
9.00% 8/1/09		400,000	395,000
9.50% 10/15/12		2,450,000	2,315,250
#Evraz Group 144A 8.25% 11/10/15		1,455,000	1,461,257
Freeport McMoRan Copper & Gold 8.25% 4/1/15		1,735,000	1,821,750
Georgia-Pacific
8.875% 5/15/31		3,075,000	2,936,625
9.50% 12/1/11		1,060,000	1,091,800
Ispat Inland 9.75% 4/1/14		246,000	268,322
Lubrizol 4.625% 10/1/09		1,560,000	1,533,006
Lyondell Chemical
8.00% 9/15/14		1,400,000	1,505,000
8.25% 9/15/16		475,000	522,500
10.50% 6/1/13		175,000	189,875
#MacDermid 144A 9.50% 4/15/17		3,555,000	3,252,825
Massey Energy 6.625% 11/15/10		490,000	459,375

#Momentive Performance Materials 144A 9.75% 12/1/14		1,650,000	1,592,250
Norske Skogcanada 8.625% 6/15/11		4,310,000	3,889,775
#Norske Skogindustrier 144A 7.125% 10/15/33		1,415,000	1,211,570
‡#Port Townsend Paper 144A 11.00% 4/15/11		1,970,000	856,950
Potlatch 13.00% 12/1/09		1,962,000	2,225,948
#Sappi Papier Holding 144A
6.75% 6/15/12		965,000	917,068
7.50% 6/15/32		4,770,000	4,190,062
‡Solutia 6.72% 10/15/37		1,800,000	1,467,000
Southern Copper 7.50% 7/27/35		380,000	394,136
#Steel Dynamics 144A 6.75% 4/1/15		850,000	811,750
#Stora Enso 144A 7.25% 4/15/36		1,395,000	1,378,028
Tube City IMS 9.75% 2/1/15		1,900,000	1,857,250
United States Steel
6.05% 6/1/17		1,875,000	1,810,856
6.65% 6/1/37		945,000	886,331
Vale Overseas
6.25% 1/23/17		1,125,000	1,119,218
6.875% 11/21/36		3,938,000	3,850,380
Witco 6.875% 2/1/26		740,000	617,900
			47,789,852
Brokerage – 1.30%
•Ameriprise Financial 7.518% 6/1/66		1,880,000	1,906,170
AMVESCAP
4.50% 12/15/09		1,805,000	1,772,274
5.625% 4/17/12		2,015,000	1,996,668
Bear Stearns
•5.63% 7/16/09		3,213,000	3,206,608
5.85% 7/19/10		2,165,000	2,159,798
E Trade Financial 8.00% 6/15/11		3,805,000	3,900,124
Jefferies Group 6.45% 6/8/27		1,375,000	1,314,925
LaBranche
9.50% 5/15/09		3,080,000	3,064,600
11.00% 5/15/12		3,805,000	3,747,924
#Lazard Group 144A 6.85% 6/15/17		730,000	732,792
•Lehman Brothers Holdings Capital Trust VIII 6.19% 11/29/49		480,000	464,086
•Lehman Brothers UK Capital Funding II 3.875% 2/28/49	EUR	1,500,000	1,930,285
Ukrsotsbank 8.00% 2/22/10	USD	1,160,000	1,192,930
			27,389,184
Capital Goods – 1.74%
#Aleris International 144A 10.00% 12/15/16		1,500,000	1,350,000
Allied Waste North America
7.375% 4/15/14		945,000	895,388
7.875% 4/15/13		530,000	527,350
9.25% 9/1/12		300,000	312,375
Casella Waste Systems 9.75% 2/1/13		4,100,000	4,161,500
Caterpillar 6.05% 8/15/36		385,000	377,003
CPG International I 10.50% 7/1/13		1,525,000	1,486,875
General Electric 5.00% 2/1/13		1,180,000	1,153,392
Geo Subordinate 11.00% 5/15/12		1,725,000	1,707,750
Graham Packaging 9.875% 10/15/14		1,225,000	1,157,625
#Hawker Beechcraft Acquisition 144A 9.75% 4/1/17		1,480,000	1,468,900
Hexion US Finance 9.75% 11/15/14		2,705,000	2,907,875
Interface 10.375% 2/1/10		3,195,000	3,338,775
Intertape Polymer 8.50% 8/1/14		1,330,000	1,203,650
#Mueller Water Products 144A 7.375% 6/1/17		500,000	470,000
Pactiv
5.875% 7/15/12		630,000	637,191
6.40% 1/15/18		505,000	512,360
#Penhall International 144A 12.00% 8/1/14		1,370,000	1,459,050
#Rental Services 144A 9.50% 12/1/14		3,275,000	3,209,500
#Siemens Finance 144A 6.125% 8/17/26		1,075,000	1,048,342
#Vitro 144A 9.125% 2/1/17		5,385,000	5,196,525
WCA Waste 9.25% 6/15/14		2,170,000	2,191,700
			36,773,126
Communications – 5.29%
America Movil 6.375% 3/1/35		885,000	835,910
American Tower 7.125% 10/15/12		1,700,000	1,674,500
AT&T
7.30% 11/15/11		1,110,000	1,186,200
8.00% 11/15/31		527,000	630,060

BellSouth 4.20% 9/15/09		605,000	591,951
#Broadview Networks Holdings 144A 11.375% 9/1/12		1,235,000	1,253,525
#C&M Finance 144A 8.10% 2/1/16		1,370,000	1,378,631
CIH I Holdings 13.50% 1/15/14		4,925,000	4,900,375
•Centennial Communications 11.11% 1/1/13		1,815,000	1,851,300
Charter Communications Holdings 13.50% 1/15/11		4,450,000	4,572,375
Comcast
•5.66% 7/14/09		1,240,000	1,238,224
6.45% 3/15/37		695,000	663,163
Cox Communications 4.625% 1/15/10		620,000	605,964
Cricket Communications 9.375% 11/1/14		3,205,000	3,176,956
Dex Media West 9.875% 8/15/13		1,864,000	1,966,520
#Digicel 144A 9.25% 9/1/12		1,615,000	1,639,225
#Digicel Group 144A 8.875% 1/15/15		7,124,000	6,571,890
Donnelley (R.H.) 8.875% 1/15/16		1,030,000	1,006,825
Embarq 7.082% 6/1/16		1,630,000	1,631,148
#Grupo Televisa 144A 8.49% 5/11/37	MXN	53,600,000	4,947,296
•#Hellas Telecommunications II 144A 11.11% 1/15/15	USD	2,995,000	2,980,025
Hughes Network Systems/Finance 9.50% 4/15/14		2,395,000	2,395,000
Idearc 8.00% 11/15/16		1,485,000	1,414,463
¶Inmarsat Finance 10.375% 11/15/12		2,225,000	2,080,375
Insight Communications 12.25% 2/15/11		425,000	440,938
Insight Midwest 9.75% 10/1/09		2,425,000	2,425,000
#LBI Media 144A 8.50% 8/1/17		950,000	926,250
#Level 3 Financing 144A 8.75% 2/15/17		2,000,000	1,850,000
Mediacom Broadband 8.50% 10/15/15		190,000	182,400
Mediacom Capital 9.50% 1/15/13		5,950,000	5,905,375
#MetroPCS Wireless 144A 9.25% 11/1/14		1,485,000	1,462,725
NTL Cable 9.125% 8/15/16		1,510,000	1,532,650
#Orascom Telecom Finance 144A 7.875% 2/8/14		2,800,000	2,534,000
#PAETEC Holding 144A 9.50% 7/15/15		850,000	816,000
#Pakistan Mobile Communications 144A 8.625% 11/13/13		3,651,000	3,596,235
=Porttown 10.85% 9/30/07		953,947	944,408
#Quebecor World 144A 9.75% 1/15/15		2,045,000	1,973,425
Qwest
7.50% 10/1/14		1,635,000	1,610,475
•8.61% 6/15/13		1,255,000	1,305,200
Rural Cellular
9.875% 2/1/10		1,390,000	1,449,075
•11.106% 11/1/12		550,000	558,250
Sprint Capital 7.625% 1/30/11		1,555,000	1,636,176
Sprint Nextel
•5.76% 6/28/10		1,400,000	1,399,630
6.00% 12/1/16		425,000	401,777
Telecom Italia Capital
4.00% 1/15/10		1,565,000	1,509,375
•5.97% 7/18/11		1,515,000	1,522,267
Telefonica Emisiones
•5.66% 6/19/09		915,000	913,740
5.984% 6/20/11		1,005,000	1,010,677
7.045% 6/20/36		350,000	357,566
TELUS 4.95% 3/15/17	CAD	2,400,000	2,025,634
THOMSON 5.75% 2/1/08	USD	205,000	205,356
Time Warner 5.50% 11/15/11		1,015,000	1,009,298
#Time Warner Cable 144A
5.40% 7/2/12		4,135,000	4,077,569
6.55% 5/1/37		270,000	258,711
Time Warner Telecom Holdings 9.25% 2/15/14		1,060,000	1,089,150
Triton PCS 8.50% 6/1/13		2,150,000	2,171,500
#True Move 144A 10.75% 12/16/13		2,580,000	2,734,800
#Univision Communications PIK 144A 9.75% 3/15/15		2,545,000	2,328,675
Vertis 10.875% 6/15/09		750,000	708,750
Viacom
•5.71% 6/16/09		860,000	863,087
5.75% 4/30/11		875,000	872,673
Vimpelcom
8.25% 5/23/16		1,595,000	1,622,913
#144A 8.00% 2/11/10		1,955,000	1,986,867
#144A 8.25% 5/23/16		200,000	205,294
			111,615,792

Consumer Cyclical – 4.38%
Accuride 8.50% 2/1/15		775,000	740,125
Carrols 9.00% 1/15/13		2,690,000	2,555,500
Corrections Corporation of America 7.50% 5/1/11		785,000	788,925
CVS Caremark 5.75% 6/1/17		756,000	724,984
•DaimlerChrysler North America 5.805% 8/3/09		2,995,000	3,003,656
Federated Retail Holdings 5.35% 3/15/12		920,000	914,563
Ford Motor 7.70% 5/15/97		700,000	509,250
Ford Motor Credit
5.75% 1/12/09	EUR	3,300,000	4,381,134
7.375% 10/28/09	USD	1,550,000	1,497,147
8.00% 12/15/16		845,000	780,008
•8.11% 1/13/12		2,055,000	1,964,003
9.75% 9/15/10		1,220,000	1,232,844
#Galaxy Entertainment Finance 144A 9.875% 12/15/12		6,261,000	6,722,749
Gaylord Entertainment 8.00% 11/15/13		2,450,000	2,437,750
General Motors
6.375% 5/1/08		2,170,000	2,142,875
8.375% 7/15/33		2,475,000	2,048,063
Global Cash Access/Finance 8.75% 3/15/12		875,000	896,875
GMAC
4.75% 9/14/09	EUR	3,138,000	3,966,597
5.375% 6/6/11	EUR	2,330,000	2,818,246
•6.61% 5/15/09	USD	6,295,000	6,056,897
6.875% 9/15/11		5,300,000	4,932,758
#Goodyear Tire & Rubber 144A 8.625% 12/1/11		1,702,000	1,740,295
Harrah's Operating 6.50% 6/1/16		2,030,000	1,494,336
Isle of Capri Casinos 9.00% 3/15/12		760,000	797,050
#KAR Holdings 144A 10.00% 5/1/15		3,270,000	2,893,950
Lear 8.75% 12/1/16		2,070,000	1,925,100
Majestic Star Casino 9.50% 10/15/10		3,250,000	3,298,750
Mandalay Resort Group
9.375% 2/15/10		700,000	719,250
9.50% 8/1/08		1,575,000	1,638,000
#Michaels Stores 144A 11.375% 11/1/16		2,005,000	1,944,850
Neiman Marcus Group PIK 9.00% 10/15/15		1,700,000	1,780,750
NPC International 9.50% 5/1/14		2,145,000	1,984,125
#Outback Steakhouse 144A 10.00% 6/15/15		750,000	656,250
Penney (J.C.)
6.375% 10/15/36		1,690,000	1,573,992
7.375% 8/15/08		1,930,000	1,955,051
#Pokagon Gaming Authority 144A 10.375% 6/15/14		3,050,000	3,278,750
Procter & Gamble 2.00% 6/21/10	JPY	382,000,000	3,286,762
Station Casinos 6.625% 3/15/18	USD	2,080,000	1,674,400
¶Town Sports International 11.00% 2/1/14		1,175,000	1,086,875
Toyota Motor Credit 1.30% 3/16/12	JPY	120,000,000	1,006,577
True Temper Sports 8.375% 9/15/11		850,000	714,000
#TRW Automotive 144A
7.00% 3/15/14		650,000	611,000
7.25% 3/15/17		350,000	325,500
Visteon 8.25% 8/1/10		645,000	574,050
Wheeling Island Gaming 10.125% 12/15/09		2,850,000	2,899,875
WMG Acquisition 7.375% 4/15/14		1,570,000	1,413,000
			92,387,487
Consumer Non-Cyclical – 2.31%
#AmBev International Finance 144A 9.50% 7/24/17	BRL	6,538,000	3,251,658
AmerisourceBergen
5.625% 9/15/12	USD	65,000	63,975
5.875% 9/15/15		1,510,000	1,456,418
#Amgen 144A
5.85% 6/1/17		1,340,000	1,320,713
6.375% 6/1/37		1,533,000	1,462,231
#Aramark 144A
8.50% 2/1/15		2,195,000	2,079,763
•8.856% 2/1/15		470,000	439,450
#Cerveceria Nacional Dominicana 144A 8.00% 3/27/14		1,440,000	1,429,200
Chiquita Brands International 8.875% 12/1/15		1,500,000	1,297,500
#Community Health Systems 144A 8.875% 7/15/15		970,000	946,963
Constellation Brands 8.125% 1/15/12		1,400,000	1,414,000

Cott Beverages 8.00% 12/15/11	1,375,000	1,340,625
CRC Health 10.75% 2/1/16	3,625,000	3,878,749
DEL Laboratories 8.00% 2/1/12	1,785,000	1,606,500
HCA
6.50% 2/15/16	3,470,000	2,689,250
#144A 9.125% 11/15/14	520,000	514,800
#144A PIK 9.625% 11/15/16	165,000	164,175
HealthSouth 10.75% 6/15/16	3,110,000	3,156,650
Kraft Foods 4.125% 11/12/09	30,000	29,090
#Miller Brewing 144A 4.25% 8/15/08	685,000	675,513
National Beef Packing 10.50% 8/1/11	2,200,000	2,211,000
Pilgrim's Pride
8.375% 5/1/17	4,725,000	4,512,374
9.625% 9/15/11	1,675,000	1,710,594
Smithfield Foods 7.75% 7/1/17	425,000	412,250
#Universal Hospital Services PIK 144A 8.50% 6/1/15	1,350,000	1,225,125
US Oncology
9.00% 8/15/12	945,000	945,000
10.75% 8/15/14	1,425,000	1,446,375
#US Oncology Holdings PIK 144A 9.797% 3/15/12	2,635,000	2,450,550
UST 6.625% 7/15/12	265,000	276,301
¶Vanguard Health Holding 11.25% 10/1/15	3,130,000	2,300,550
Williams Scotsman 8.50% 10/1/15	375,000	405,000
Wyeth
5.50% 2/1/14	1,070,000	1,053,932
5.95% 4/1/37	603,000	574,369
		48,740,643
Electric – 1.73%
Avista 9.75% 6/1/08	1,128,000	1,167,800
•‡#Calpine 144A 11.11% 7/15/07	1,168,113	1,238,199
Dominion Resources 5.687% 5/15/08	1,560,000	1,562,346
Duquense Light Holdings 5.50% 8/15/15	3,125,000	2,931,919
Elwood Energy 8.159% 7/5/26	1,646,578	1,665,197
FPL Group Capital
5.625% 9/1/11	975,000	983,701
•6.65% 6/15/67	715,000	702,331
ISA Capital do Brasil
7.875% 1/30/12	685,000	688,425
8.80% 1/30/17	200,000	202,000
#144A 7.875% 1/30/12	3,235,000	3,223,678
#144A 8.80% 1/30/17	1,715,000	1,732,150
#Jersey Cent Power & Light 144A 5.65% 6/1/17	3,130,000	3,060,814
Midamerican Energy Holding 5.95% 5/15/37	3,120,000	2,929,543
Midamerican Funding 6.75% 3/1/11	40,000	41,764
Midwest Generation 8.30% 7/2/09	1,003,963	1,029,062
Mirant Americas Generation 8.30% 5/1/11	2,585,000	2,546,225
Mirant North America 7.375% 12/31/13	2,000,000	2,000,000
Orion Power Holdings 12.00% 5/1/10	1,800,000	1,962,000
Pepco Holdings
5.50% 8/15/07	909,000	910,518
•5.985% 6/1/10	1,075,000	1,076,636
6.125% 6/1/17	685,000	681,239
#Power Contract Financing 144A 6.256% 2/1/10	587,819	594,112
PSEG Energy Holdings 8.625% 2/15/08	12,000	12,194
Rede Empresas de Energia Electrica
11.125% 4/2/49	183,000	188,033
#144A 11.125% 4/2/49	3,220,000	3,308,550
TECO Energy 7.20% 5/1/11	40,000	41,000
		36,479,436
Energy – 2.03%
Anadarko Petroleum 5.95% 9/15/16	430,000	423,297
Apache 5.25% 4/15/13	905,000	891,973
Bluewater Finance 10.25% 2/15/12	990,000	1,040,738
Canadian Natural Resources 6.25% 3/15/38	22,000	21,100
#Canadian Oil Sands 144A 4.80% 8/10/09	515,000	508,114
Chesapeake Energy 6.625% 1/15/16	2,575,000	2,439,812
Compton Petroleum Finance 7.625% 12/1/13	3,680,000	3,459,199
Devon Energy 7.95% 4/15/32	320,000	375,527
El Paso 7.00% 6/15/17	1,025,000	989,619
#Energy Partners 144A 9.75% 4/15/14	980,000	935,900

Energy Transfer Partners 6.125% 2/15/17		15,000	14,455
Geophysique-Veritas
7.50% 5/15/15		285,000	279,300
7.75% 5/15/17		1,085,000	1,063,300
Halliburton 5.50% 10/15/10		20,000	20,059
#Hilcorp Energy I 144A
7.75% 11/1/15		2,475,000	2,326,500
9.00% 6/1/16		1,500,000	1,500,000
#Lukoil International Finance 144A
6.356% 6/7/17		2,265,000	2,138,387
6.656% 6/7/22		1,615,000	1,501,950
Mariner Energy 8.00% 5/15/17		1,205,000	1,138,725
Nexen 6.40% 5/15/37		624,000	604,511
#OPTI Canada 144A
7.875% 12/15/14		750,000	738,750
8.25% 12/15/14		975,000	979,875
PetroHawk Energy 9.125% 7/15/13		1,810,000	1,873,350
Plains Exploration & Production 7.00% 3/15/17		1,145,000	1,027,638
#Ras Laffan Liquefied Natural Gas III 144A
5.832% 9/30/16		1,285,000	1,282,377
5.838% 9/30/27		685,000	651,645
•Secunda International 13.36% 9/1/12		1,275,000	1,303,688
#Seitel 144A 9.75% 2/15/14		1,809,000	1,700,460
Sibneft 10.75% 1/15/09		70,000	74,361
#Stallion Oilfield Services 144A 9.75% 2/1/15		950,000	926,250
Suncor Energy 6.50% 6/15/38		1,135,000	1,160,761
#TNK-BP Finance 144A 6.625% 3/20/17		5,915,000	5,515,737
•TransCanada Pipelines 6.35% 5/15/67		1,250,000	1,172,045
Tyumen Oil 11.00% 11/6/07		65,000	66,090
#VeraSun Energy 144A 9.375% 6/1/17		1,695,000	1,550,925
Weatherford International 4.95% 10/15/13		290,000	274,837
Whiting Petroleum 7.25% 5/1/13		870,000	817,800
			42,789,055
Finance Companies – 2.90%
#ABH Financial 144A 8.20% 6/25/12		1,645,000	1,591,538
#Algoma Acqusition 144A 9.875% 6/15/15		675,000	641,250
•American Express 6.80% 9/1/66		4,720,000	4,832,176
#Capmark Financial Group 144A
5.875% 5/10/12		3,120,000	2,920,386
6.30% 5/10/17		4,045,000	3,589,444
#Cardtronics 144A 9.25% 8/15/13		1,000,000	965,000
#CenterCredit International 144A 8.625% 1/30/14		1,130,000	1,079,150
FTI Consulting 7.625% 6/15/13		2,325,000	2,301,750
General Electric Capital
•4.60% 2/2/11	NOK	22,500,000	3,863,132
5.125% 1/28/14	SEK	18,000,000	2,699,757
General Electric Capital UK Funding 4.625% 1/18/16	GBP	1,483,000	2,724,890
•HSBC Financial 4.889% 4/24/10	CAD	2,128,000	1,995,157
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	USD	2,945,000	2,842,691
International Lease Finance 5.75% 6/15/11		1,820,000	1,830,318
•JP Morgan Chase Capital XXI 6.305% 2/2/37		1,520,000	1,506,943
#Pinnacle Foods Finance 144A 10.625% 4/1/17		2,845,000	2,503,600
Residential Capital
•5.86% 6/9/08		1,200,000	1,152,108
6.125% 5/17/12	EUR	1,220,000	1,484,986
•6.66% 11/21/08		1,910,000	1,832,817
7.00% 2/22/11	USD	1,055,000	973,165
7.125% 11/21/08		960,000	923,198
7.375% 6/30/10		441,000	415,409
7.375% 5/17/13	GBP	1,875,000	3,347,620
•#144A 7.69% 4/17/09		1,500,000	1,449,675
SLM 5.375% 1/15/13		7,337,000	6,514,331
Washington Mutual 5.25% 9/15/17		1,420,000	1,313,094
•#Washington Mutual Preferred Funding II 144A 6.895% 6/29/49	USD	3,100,000	3,045,524
•#Xstrata Finance 144A 5.71% 11/13/09		920,000	921,953
			61,261,062
Industrials – 0.21%
Baldor Electric 8.625% 2/15/17		650,000	669,500
Greenbrier 8.375% 5/15/15		335,000	331,650
#Mobile Services Group 144A 9.75% 8/1/14		1,125,000	1,186,875

Trimas 9.875% 6/15/12		2,136,000	2,136,000
			4,324,025
Insurance – 1.16%
#HUB International Holdings 144A 10.25% 6/15/15		750,000	648,750
#Max USA Holdings 144A 7.20% 4/14/17		2,225,000	2,143,015
MetLife 5.00% 6/15/15		560,000	532,194
#Metropolitan Life Global Funding I 144A 4.25% 7/30/09		1,394,000	1,370,900
Montpelier Re Holdings 6.125% 8/15/13		595,000	581,276
#Nationwide Mutual Insurance 144A 7.875% 4/1/33		1,210,000	1,415,367
#Nippon Life Insurance 144A 4.875% 8/9/10		2,150,000	2,108,597
Prudential Financial 6.10% 6/15/17		710,000	722,713
St. Paul Travelers 5.01% 8/16/07		900,000	899,889
#Sul America Participacoes 144A 8.625% 2/15/12		1,150,000	1,141,375
•w#Twin Reefs Pass Through Trust 144A 6.32% 12/31/49		1,800,000	1,805,720
Unitrin 6.00% 5/15/17		2,325,000	2,302,314
Unum Group 5.859% 5/15/09		910,000	916,341
#USI Holdings 144A 9.75% 5/15/15		1,325,000	1,265,375
WellPoint
4.25% 12/15/09		885,000	861,524
5.875% 6/15/17		740,000	736,640
•#White Mountains Re Group 144A 7.506% 5/29/49		1,555,000	1,521,048
XL Capital
6.25% 5/15/27		2,065,000	2,002,098
•6.50% 12/31/49		1,780,000	1,591,231
			24,566,367
Natural Gas – 0.63%
#Dynergy Holdings 144A 7.75% 6/1/19		835,000	726,450
#El Paso Performance-Linked Trust 144A 7.75% 7/15/11		1,000,000	1,032,500
Enbridge 5.80% 6/15/14		375,000	371,856
Enterprise Products Operating
4.00% 10/15/07		430,000	428,561
4.625% 10/15/09		1,290,000	1,269,404
•8.375% 8/1/66		1,410,000	1,440,818
Inergy Finance
6.875% 12/15/14		525,000	490,875
8.25% 3/1/16		400,000	402,000
Kinder Morgan Finance 5.35% 1/5/11		1,630,000	1,571,908
ONEOK 5.51% 2/16/08		1,295,000	1,295,815
#Regency Energy Partners 144A 8.375% 12/15/13		1,950,000	2,018,249
•Sempra Energy 5.83% 5/21/08		370,000	369,999
Valero Energy 6.625% 6/15/37		690,000	689,014
Valero Logistics Operations 6.05% 3/15/13		1,220,000	1,238,215
			13,345,664
Real Estate – 1.06%
American Real Estate Partners 8.125% 6/1/12		1,865,000	1,799,725
BF Saul REIT 7.50% 3/1/14		3,780,000	3,780,000
#China Properties Group 144A 9.125% 5/4/14		1,780,000	1,579,750
Developers Diversified Realty 4.625% 8/1/10		280,000	272,607
#Greentown China Holdings 144A 9.00% 11/8/13		2,240,000	2,228,800
HRPT Properties Trust 6.25% 6/15/17		1,425,000	1,435,998
iStar Financial
5.15% 3/1/12		1,130,000	1,080,135
5.875% 3/15/16		1,900,000	1,708,102
#Realogy 144A 12.375% 4/15/15		450,000	378,000
Regency Centers 5.875% 6/15/17		1,360,000	1,351,182
Rouse 7.20% 9/15/12		1,000,000	1,041,454
•#USB Realty 144A 6.091% 12/22/49		5,900,000	5,796,508
			22,452,261
Technology – 0.78%
#Freescale Semiconductor 144A 8.875% 12/15/14		975,000	894,563
International Business Machines 4.00% 11/11/11	EUR	2,700,000	3,589,514
MagnaChip Semiconductor 8.00% 12/15/14	USD	4,005,000	2,443,050
Solectron Global Finance 8.00% 3/15/16		1,645,000	1,727,250
Sungard Data Systems 10.25% 8/15/15		1,335,000	1,341,675
Xerox
5.50% 5/15/12		3,125,000	3,076,184
6.40% 3/15/16		2,500,000	2,483,635
9.75% 1/15/09		900,000	948,479
			16,504,350

Transportation – 1.58%
American Airlines
6.817% 5/23/11		1,065,000	1,049,025
6.977% 5/23/21		364,475	344,429
#Bristow Group 144A 7.50% 9/15/17		1,500,000	1,492,500
Continental Airlines 6.503% 6/15/11		1,370,000	1,381,782
Delta Air Lines 7.57% 11/18/10		940,000	954,112
#DP World 144A 6.85% 7/2/37		2,915,000	2,874,277
#DP World Sukuk 144A 6.25% 7/2/17		3,545,000	3,478,438
#Erac USA Finance 144A
5.30% 11/15/08		100,000	98,994
7.35% 6/15/08		1,375,000	1,391,228
Hertz 8.875% 1/1/14		2,455,000	2,467,275
¶H-Lines Finance Holdings 11.00% 4/1/13		3,250,000	3,241,875
Horizon Lines 9.00% 11/1/12		1,250,000	1,334,375
Kansas City Southern de Mexico 9.375% 5/1/12		2,650,000	2,809,000
Kansas City Southern Railway 9.50% 10/1/08		1,100,000	1,134,375
‡Northwest Airlines 10.00% 2/1/09		425,000	56,313
Red Arrow International Leasing 8.375% 3/31/12	RUB	216,064,002	8,747,786
Seabulk International 9.50% 8/15/13	USD	415,000	445,088
			33,300,872
Total Corporate Bonds (cost $754,113,812)			735,560,808

Foreign Agencies – 1.85%Δ
Austria – 0.24%
Oesterreichische Kontrollbank 1.80% 3/22/10	JPY	591,000,000	5,077,469
			5,077,469
Germany – 1.61%
KFW
1.75% 3/23/10	JPY	306,000,000	2,625,617
3.50% 7/4/21	EUR	6,530,000	7,906,950
4.125% 7/4/17	EUR	10,569,000	13,934,838
8.25% 9/20/07	ISK	429,500,000	6,956,334
Rentenbank 1.375% 4/25/13	JPY	313,000,000	2,617,989
			34,041,728
Total Foreign Agencies (cost $38,900,171)			39,119,197

Municipal Bonds – 0.33%
Augusta, Georgia Water & Sewer Revenue 5.25% 10/1/39 (FSA)	USD	925,000	972,536
California State 5.00% 2/1/33		80,000	85,459
§California State Refunded Revenue 5.00% 2/1/33-14		75,000	76,538
California State University Systemwide Revenue 5.00% 11/1/30 (AMBAC)		385,000	398,852
Illinois State Taxable Pension 5.10% 6/1/33		315,000	291,221
Massachusetts Health & Education Facilities Authority Revenue Series A 5.00% 7/15/36		1,195,000	1,242,262
New Jersey Economic Development Authority Revenue Cigarette Tax 5.75% 6/15/29		335,000	357,013
New York State Urban Development Series A-1 5.25% 3/15/34 (FGIC)		445,000	468,852
Oregon State Taxable Pension 5.892% 6/1/27		305,000	309,731
West Virginia Economic Development Authority 5.37% 7/1/20 (MBIA)		90,000	89,055
West Virginia Tobacco Settlement Finance Authority 7.467% 6/1/47		2,555,000	2,584,049
Total Municipal Bonds (cost $6,791,829)			6,875,568

Non-Agency Asset Backed Securities – 3.85%
•Bank of America Credit Card Trust Series 2006-A10 A10 5.30% 2/15/12		28,155,000	28,143,349
#Cendant Timeshare Receivables Funding Series 2004-1A A1 144A 3.67% 5/20/16		92,254	89,955
•Chase Issuance Trust Series 2007-A11 A11 5.32% 7/16/12		5,000,000	4,990,350
Citibank Credit Card Issuance Trust
Series 2007-A3 A3 6.15% 6/15/39		1,095,000	1,126,415
•Series 2007-A6 A6 5.35% 7/12/12		31,000,000	30,981,400
•Countrywide Asset-Backed Certificates
Series 2006-S7 A3 5.712% 11/25/35		3,715,000	3,695,245
Series 2006-S9 A3 5.728% 8/25/36		2,240,000	2,227,723
Credit-Based Asset Servicing and Securitization Series 2007-CB1 AF2 5.721% 1/25/37		1,180,000	1,179,697
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		1,945,000	1,965,487
•GMAC Mortgage Loan Trust Series 2006-HE3 A2 5.75% 10/25/36		705,000	704,306
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		999,545	964,354
Mid-State Trust
Series 11 A1 4.864% 7/15/38		82,969	78,140
Series 2004-1 A 6.005% 8/15/37		148,430	149,570
Series 2005-1 A 5.745% 1/15/40		809,174	794,508
#Series 2006-1 A 144A 5.787% 10/15/40		404,362	396,654
Renaissance Home Equity Loan Trust
Series 2005-4 A2 5.40% 2/25/36		619,804	617,312
Series 2005-4 A3 5.57% 2/25/36		500,000	498,120

•Residential Asset Securities Series 2006-KS3 AI3 5.49% 4/25/36	180,000	179,192
•Residential Funding Mortgage Securities II Series 2003-HS2 AI3 3.17% 3/25/18	53,753	52,850
RSB Bondco Series 2007-A A2 5.723% 4/1/18	1,750,000	1,755,469
#Sail Net Interest Margin Notes Series 2003-10A A 144A 7.50% 10/27/33	12,766	1
#Sierra Receivables Funding Series 2003-2A A1 144A 3.03% 12/15/15	95,471	92,896
Structured Asset Securities Series 2001-SB1 A2 3.375% 8/25/31	432,043	388,519
Triad Auto Receivables Owner Trust Series 2006-C A4 5.31% 5/13/13	125,000	125,179
Total Non-Agency Asset Backed Securities (cost $81,304,704)		81,196,691

Non-Agency Collateralized Mortgage Obligations – 8.75%
Bank of America Alternative Loan Trust
Series 2003-10 2A1 6.00% 12/25/33	343,997	339,804
Series 2004-2 1A1 6.00% 3/25/34	198,477	195,748
Series 2004-10 1CB1 6.00% 11/25/34	669,165	673,870
Series 2005-3 2A1 5.50% 4/25/20	574,603	565,446
Series 2005-5 2CB1 6.00% 6/25/35	1,244,560	1,228,614
Series 2005-6 7A1 5.50% 7/25/20	1,790,288	1,760,637
Series 2005-9 5A1 5.50% 10/25/20	1,221,562	1,200,567
Bank of America Funding Series 2005-8 1A1 5.50% 1/25/36	3,729,933	3,571,994
•Bank of America Mortgage Securities
Series 2003-D 1A2 7.281% 5/25/33	1,664	1,677
Series 2004-D 1A1 5.613% 5/25/34	11,305	11,389
Series 2005-A 1A1 4.045% 2/25/35	203,392	202,312
•Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-7 9A 4.757% 10/25/33	2,850,219	2,786,770
Series 2007-3 1A1 5.483% 5/25/47	4,484,565	4,463,290
•Bear Stearns Alternative A Trust
Series 2006-3 33A1 6.16% 5/25/36	1,789,160	1,804,902
Series 2006-3 34A1 6.165% 5/25/36	1,189,654	1,200,067
Series 2006-6 2A1 5.94% 11/25/36	4,141,097	4,115,249
Bear Stearns Asset Backed Securities Series 2005-AC8 A5 5.50% 11/25/35	1,339,798	1,338,531
Citicorp Mortgage Securities Series 2006-3 1A4 6.00% 6/25/36	3,155,000	3,131,292
•Citigroup Mortgage Loan Trust
Series 2004-UST1 A6 5.088% 8/25/34	5,398,735	5,300,928
Series 2007-AR5 1AB 5.625% 4/25/37	4,666,257	4,652,709
Countrywide Alternative Loan Trust
Series 2004-28CB 6A1 6.00% 1/25/35	2,387,506	2,357,662
•Series 2004-J7 1A2 4.673% 8/25/34	180,000	178,801
•Series 2005-63 3A1 5.887% 11/25/35	1,981,224	1,986,074
Series 2006-2CB A3 5.50% 3/25/36	1,336,794	1,329,541
♦Countrywide Home Loan Mortgage Pass Through Trust
•Series 2003-21 A1 4.078% 5/25/33	183,223	181,818
Series 2005-23 A1 5.50% 11/25/35	5,013,764	4,801,464
Series 2005-29 A1 5.75% 12/25/35	2,383,573	2,332,818
Series 2006-1 A2 6.00% 3/25/36	1,383,120	1,359,347
Series 2006-1 A3 6.00% 3/25/36	423,404	413,877
Series 2006-17 A5 6.00% 12/25/36	1,815,675	1,822,264
Series 2006-HYB3 3A1A 6.097% 5/25/36	1,786,115	1,806,719
•Series 2007-HYB1 4A2 5.941% 3/25/37	5,016,646	5,040,754
Credit Suisse First Boston Mortgage Securities
Series 2003-29 5A1 7.00% 12/25/33	86,466	88,141
Series 2004-1 3A1 7.00% 2/25/34	37,294	38,016
First Horizon Asset Securities
Series 2003-5 1A17 8.00% 7/25/33	74,265	77,942
•Series 2004-AR5 4A1 5.70% 10/25/34	349,402	348,731
•Series 2007-AR2 1A1 5.863% 8/25/37	4,923,566	4,917,412
•GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.187% 5/25/35	1,593,494	1,571,786
#GSMPS Mortgage Loan Trust 144A
Series 1998-3 A 7.75% 9/19/27	110,997	116,272
Series 1999-3 A 8.00% 8/19/29	163,012	171,755
Series 2005-RP1 1A3 8.00% 1/25/35	1,608,381	1,699,983
Series 2005-RP1 1A4 8.50% 1/25/35	626,226	667,631
Series 2006-RP1 1A2 7.50% 1/25/36	1,329,889	1,390,515
Series 2006-RP1 1A3 8.00% 1/25/36	566,607	602,274
GSR Mortgage Loan Trust
Series 2006-1F 5A2 6.00% 2/25/36	687,693	672,220
•Series 2006-AR1 3A1 5.392% 1/25/36	1,829,026	1,816,694
•Indymac Index Mortgage Loan Trust Series 2005-AR25 1A21 5.848% 12/25/35	1,752,777	1,757,152

•JPMorgan Mortgage Trust
Series 2004-A6 1A2 4.851% 12/25/34		1,664,121	1,640,200
Series 2005-A4 1A1 5.40% 7/25/35		1,082,232	1,073,766
Series 2005-A6 1A2 5.141% 9/25/35		2,305,000	2,254,606
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		1,459,885	1,455,239
•MASTR Adjustable Rate Mortgages Trust
Series 2003-6 1A2 5.923% 12/25/33		128,847	131,200
Series 2005-6 7A1 5.339% 6/25/35		615,503	610,156
MASTR Alternative Loans Trust
Series 2003-6 3A1 8.00% 9/25/33		50,095	51,208
Series 2003-9 1A1 5.50% 12/25/18		314,438	309,230
#MASTR Reperforming Loan Trust 144A
Series 2005-1 1A5 8.00% 8/25/34		847,775	894,425
Series 2005-2 1A4 8.00% 5/25/35		1,516,960	1,608,160
Morgan Stanley Mortgage Loan Trust Series 2006-2 6A 6.50% 2/25/36		759,610	764,239
Nomura Asset Acceptance
Series 2005-WF1 2A2 4.786% 3/25/35		1,890,000	1,845,078
•Series 2006-AF1 1A2 6.159% 5/25/36		1,695,000	1,709,414
Prime Mortgage Trust Series 2004-CL1 1A1 6.00% 2/25/34		196,497	194,654
Residential Asset Mortgage Products
Series 2004-SL1 A3 7.00% 11/25/31		141,196	143,006
Series 2004-SL4 A3 6.50% 7/25/32		435,643	443,191
Series 2005-SL1 A2 6.00% 5/25/32		790,151	797,863
•Residential Funding Mortgage Securities I Series 2006-SA3 3A1 6.042% 9/25/36		1,692,504	1,706,333
•Structured Adjustable Rate Mortgage Loan Trust
Series 2004-18 5A 5.50% 12/25/34		498,680	496,768
Series 2005-3XS A2 5.575% 1/25/35		368,361	368,483
Structured Asset Securities
•Series 2002-22H 1A 6.949% 11/25/32		78,938	79,743
Series 2004-5H A2 4.43% 12/25/33		607,214	602,462
Series 2004-12H 1A 6.00% 5/25/34		523,035	515,680
♦Washington Mutual Alternative Mortgage Pass Through Certificates
Series 2005-1 5A2 6.00% 3/25/35		406,368	399,384
Series 2005-9 3CB 5.50% 10/25/20		1,711,156	1,694,562
Series 2006-5 2CB3 6.00% 7/25/36		1,600,449	1,614,361
♦Washington Mutual Mortgage Pass Through Certificates
Series 2003-S10 A2 5.00% 10/25/18		2,752,938	2,666,154
Series 2004-CB3 1A 6.00% 10/25/34		649,276	641,160
Series 2004-CB3 4A 6.00% 10/25/19		463,543	464,427
•Series 2006-AR10 1A1 5.945% 9/25/36		1,753,087	1,760,731
•Series 2006-AR14 2A1 5.764% 11/25/36		9,816,237	9,840,653
•Series 2007-HY3 4A1 5.352% 3/25/37		5,083,313	5,062,519
•Series 2007-HY6 2A2 5.286% 6/25/37		5,346,472	5,274,808
Wells Fargo Mortgage Backed Securities Trust
•Series 2004-O A1 4.892% 8/25/34		11,866,741	11,634,602
•Series 2004-T A1 5.291% 9/25/34		673,579	679,614
Series 2005-12 1A7 5.50% 11/25/35		2,129,367	2,027,890
Series 2005-17 1A1 5.50% 1/25/36		1,807,535	1,730,433
Series 2005-17 1A2 5.50% 1/25/36		1,691,964	1,611,332
•Series 2005-AR16 6A4 5.00% 10/25/35		5,563,970	5,524,763
Series 2006-1 A3 5.00% 3/25/21		1,671,666	1,616,031
Series 2006-2 3A1 5.75% 3/25/36		1,810,462	1,761,177
Series 2006-3 A11 5.50% 3/25/36		6,876,000	6,645,240
Series 2006-4 2A3 5.75% 4/25/36		728,056	714,384
•Series 2006-AR4 1A1 5.862% 4/25/36		2,606,930	2,616,366
•Series 2006-AR4 2A1 5.777% 4/25/36		1,756,914	1,759,336
•Series 2006-AR5 2A1 5.531% 4/25/36		842,740	843,810
•Series 2006-AR6 7A1 5.115% 3/25/36		8,021,731	7,894,769
•Series 2006-AR10 5A1 5.599% 7/25/36		1,634,709	1,634,114
•Series 2006-AR14 2A4 6.094% 10/25/36		1,230,925	1,243,279
•Series 2006-AR18 2A2 5.725% 11/25/36		3,368,501	3,365,412
•Series 2006-AR19 A1 5.654% 12/25/36		4,054,974	4,030,196
Total Non-Agency Collateralized Mortgage Obligations (cost $185,152,912)			184,540,070

Regional Agency – 0.43%
Australia – 0.43%
New South Wales Treasury
5.50% 3/1/17	AUD	5,430,000	4,267,834
6.00% 5/1/12	AUD	5,727,000	4,724,099
Total Regional Agency (cost $8,447,085)			8,991,933

Regional Authorities – 0.27%
Argentina – 0.09%
#Province of Buenos Aires 144A 9.625% 4/18/28	USD	2,325,000	1,939,980
			1,939,980
Canada – 0.18%
Ontario Province 1.875% 1/25/10	JPY	171,000,000	1,472,881
Saskatchewan Province 4.75% 6/1/40	CAD	2,519,000	2,276,617
			3,749,498
Total Regional Authorities (cost $6,125,899)			5,689,478

«Senior Secured Loans – 2.02%
Allied Waste North America 7.73% 3/28/14	USD	900,000	877,500
Aramark 7.08% 1/26/14		600,000	566,400
AWAS 2nd Lien 11.375% 3/21/13		1,994,838	1,954,941
AWAS Tranche A 9.67% 3/21/13		366,115	351,470
Building Materials Holding 8.10% 11/10/13		875,000	831,250
Claires Stores Term B 8.36% 5/7/14		350,000	320,250
Community Health Systems 7.61% 7/25/14		1,250,000	1,197,919
Cricket Communications Tranche B1 7.94% 6/16/13		375,000	362,344
Fontainebleau
Tranche B 8.67% 6/6/14		166,667	159,063
Tranche DD 8.67% 6/6/14		83,333	78,125
Freescale Semiconductor 7.37% 12/1/13		375,000	348,000
Goodyear Tire 7.10% 4/30/10		925,000	878,750
Graceway Pharmaceuticals 8.105% 5/3/11		175,000	168,875
HCA 7.614% 11/16/13		1,985,000	1,899,814
Healthsouth 8.62% 3/10/13		2,348,424	2,273,779
Idearc 7.36% 11/1/14		1,293,500	1,247,820
Lyondell Chemical 7.11% 8/16/13		2,382,000	2,326,416
Michaels Stores 8.37% 10/11/13		828,982	773,718
NE Energy Tranche B 7.87% 11/1/13		1,200,000	1,177,500
Pinnacle Foods Finance Tranche B 8.21% 4/2/14		275,000	261,938
Spirit Finance 8.36% 5/23/13		825,000	804,375
Stallion Oilfield Services Tranche B 10.86% 6/12/13		2,325,000	2,290,125
Surgical Care Affiliates 10.64% 12/29/14		350,000	332,500
Talecris Biotherapeutics 2nd Lien 11.86% 12/6/14		2,085,000	2,116,275
Telesat Canada 9.00% 2/14/08		3,510,000	3,510,000
Time Warner Telecom Holdings 7.62% 1/7/13		200,000	194,500
Tribune 8.36% 5/30/14		600,000	541,503
United Airlines 7.375% 2/1/14		2,764,000	2,588,956
US Airways Group 8.05% 3/23/14		525,000	500,325
Visteon Tranche B 8.38% 6/13/13		900,000	824,625
Wimar Opco Finance 7.61% 1/3/12		425,000	413,665
Wind Acquisition PIK 12.61% 12/7/11		2,567,047	2,592,717
Windstream Tranche B 6.85% 7/17/13		8,090,000	7,924,154
Total Senior Secured Loans (cost $43,766,268)			42,689,592

Sovereign Agency– 0.12%
Norway – 0.12%
Kommunalbanken 4.25% 10/24/11	NOK	15,530,000	2,556,822
Total Sovereign Agency (cost $2,484,719)			2,556,822

Sovereign Debt – 15.77%
Austria – 0.78%
Republic of Austria 5.25% 1/4/11	EUR	4,137,000	5,813,857
#144A 4.00% 9/15/16	EUR	8,010,000	10,620,114
			16,433,971
Brazil – 1.43%
Federal Republic of Brazil
8.00% 1/15/18	USD	2,100,000	2,282,700
10.25% 1/10/28	BRL	12,115,000	6,664,857
12.50% 1/5/22	BRL	20,853,000	13,396,808
•Nota do Tesouro Nacional (Treasury Note) 10.00% 1/12/12	BRL	15,035,000	7,842,128
			30,186,493
Colombia – 0.47%
Republic of Colombia
7.375% 9/18/37	USD	3,785,000	4,040,488
9.85% 6/28/27	COP	5,214,000,000	2,763,588
12.00% 10/22/15	COP	5,455,000,000	3,180,540
			9,984,616

France – 0.61%
France Government O.A.T
4.00% 10/25/38	EUR	5,090,000	6,333,960
4.00% 4/25/55	EUR	5,236,000	6,482,186
			12,816,146
Germany – 0.45%
Deutschland Republic 6.25% 1/4/24	EUR	5,824,000	9,565,152
			9,565,152
Indonesia – 1.89%
Republic of Indonesia
10.00% 9/17/24	IDR	75,743,000,000	8,277,129
10.25% 7/15/22	IDR	153,076,000,000	17,082,016
10.25% 7/15/27	IDR	113,368,000,000	12,634,193
#144A 6.625% 2/17/37	USD	2,095,000	1,927,400
			39,920,738
Japan – 5.38%
Japan Government 5 yr Bond 1.50% 6/20/11	JPY	1,858,600,000	15,849,049
Japan Government 10 yr Bond
1.70% 3/20/17	JPY	200,250,000	1,676,949
1.90% 6/20/16	JPY	1,929,300,000	16,541,065
CPI Linked 0.80% 3/10/16	JPY	467,178,200	3,800,278
Japan Government 20 yr Bond
2.00% 3/20/27	JPY	5,250,000,000	42,981,025
2.10% 12/20/26	JPY	1,258,000,000	10,448,021
2.30% 6/20/26	JPY	1,796,750,000	15,429,021
Japan Government 30 yr Bond 2.40% 3/20/37	JPY	804,000,000	6,749,667
			113,475,075
Malaysia – 0.94%
Malaysian Government
3.718% 6/15/12	MYR	41,800,000	12,214,083
3.756% 4/28/11	MYR	16,708,000	4,882,523
3.814% 2/15/17	MYR	1,000,000	292,994
7.00% 3/15/09	MYR	7,752,000	2,368,548
			19,758,148
Mexico – 0.76%
Mexican Government
8.00% 12/17/15	MXN	124,445,000	11,536,391
9.00% 12/20/12	MXN	17,828,000	1,716,104
10.00% 12/5/24	MXN	25,005,000	2,780,180
			16,032,675
Norway – 0.27%
Norwegian Government 6.50% 5/15/13	NOK	31,425,000	5,785,257
			5,785,257
Pakistan – 0.08%
#Republic of Pakistan 144A 6.875% 6/1/17	USD	2,040,000	1,744,200
			1,744,200
Panama – 0.07%
Republic of Panama 6.70% 1/26/36		1,480,000	1,472,600
			1,472,600
Peru – 0.07%
Republic of Peru 6.55% 3/14/37		1,420,000	1,398,700
			1,398,700
Philippines – 0.11
Republic of Philippines 8.25% 1/15/14		2,150,000	2,300,500
			2,300,500
Poland – 0.41
Poland Government
5.25% 10/25/17	PLN	16,044,000	5,641,378
6.25% 10/24/15	PLN	7,754,000	2,923,753
			8,565,131
Republic of Korea – 0.17
Government of South Korea 4.25% 12/7/21	EUR	2,835,000	3,530,371
			3,530,371
Turkey – 0.49%
Republic of Turkey
6.875% 3/17/36	USD	430,000	402,050
11.875% 1/15/30		6,520,000	9,894,100
			10,296,150

United Arabic Emirates – 0.31
#Emirate of Abu Dhabi 144A 5.50% 8/2/12		6,600,000	6,621,120
			6,621,120
United Kingdom – 1.04%
U.K. Treasury
4.25% 3/7/11	GBP	6,130,000	11,958,716
4.75% 9/7/15	GBP	1,699,000	3,330,400
5.00% 3/7/12	GBP	1,845,000	3,694,409
9.00% 7/12/11	GBP	1,303,000	2,974,443
			21,957,968
Uruguay – 0.04%
Republic of Uruguay 7.625% 3/21/36	USD	851,000	910,570
			910,570
Total Sovereign Debt (cost $331,806,720)			332,755,581

Supranational Banks – 2.33%
Asia Development Bank 0.50% 10/9/12	AUD	3,002,000	1,863,355
European Investment Bank
1.40% 6/20/17	JPY	793,600,000	6,469,019
4.25% 12/7/10	GBP	2,471,000	4,762,270
4.75% 10/15/17	EUR	3,088,000	4,274,823
6.00% 7/15/09	NZD	7,054,000	5,161,308
Inter-American Development Bank
9.00% 8/6/10	BRL	4,842,000	2,548,151
13.00% 6/20/08	ISK	663,100,000	10,811,355
International Bank for Reconstruction & Development 13.625% 5/9/17	TRY	4,655,000	3,653,521
Nordic Investment Bank
1.70% 4/27/17	JPY	490,000,000	4,074,447
4.625% 7/30/10	NOK	32,570,000	5,470,296
Total Supranational Banks (cost $48,304,855)			49,088,545

U.S. Treasury Obligations – 6.39%
¥U.S. Treasury Bonds 4.50% 2/15/36	USD	18,259,000	17,077,880
U.S. Treasury Inflation Index Notes
¥2.00% 1/15/26		1,403,677	1,309,258
2.375% 4/15/11		1,000,334	994,708
2.375% 1/15/17		3,809,397	3,779,638
¥3.00% 7/15/12		1,584,172	1,626,500
3.625% 1/15/08		1,035,971	1,032,896
U.S. Treasury Notes
4.50% 5/15/10		1,955,000	1,953,168
4.50% 5/15/17		29,075,000	28,463,989
4.625% 7/31/09		3,939,000	3,944,849
4.625% 7/31/12		74,667,000	74,766,233
Total U.S. Treasury Obligations (cost $134,015,264)			134,949,119
		Number of
		Shares
Common Stock – 0.36%
†Adelphia		1,075,000	352,063
†Adelphia Recovery Trust Series ACC-1		1,055,029	92,843
†Adelphia Recovery Trust Series Arahova		3,425,203	1,609,846
†Century Communications		7,875,000	7,235
†Charter Communications Class A		37,300	151,438
†Foster Wheeler		5,946	668,271
†Mirant		22,452	849,359
†Northwest Airlines		10,213	178,005
†Petroleum Geo-Services ADR		7,155	171,422
†Teekay Petrojarl ADR		2,385	29,492
†Time Warner Cable Class A		90,169	3,446,258
†USgen		255,000	0
Total Common Stock (cost $5,989,535)			7,556,232

Convertible Preferred Stock – 0.31%
Citigroup Funding 4.583% exercise price $29.50, expiration date 9/27/08		119,100	3,528,933
New York Community Capital Trust V 6.00% exercise price $20.04, expiration date 5/7/51		65,000	2,979,925
Total Convertible Preferred Stock (cost $6,748,586)			6,508,858

Preferred Stock – 0.01%
Nexen 7.35%		11,800	296,298
Total Preferred Stock (cost $299,930)			296,298

Future Call Option – 0.10%
US Bond Future Option 12/31/07		1,409	2,135,516
Total Call Option (cost $1,378,456)			2,135,516

Currency Options Purchased – 0.00%
Put USD 48,772,000, Call JPY 5,523,429,000 expiration date 08/17/07			19,509
Total Currency Options Purchased (cost $421,878)			19,509

Warrant – 0.11%
†Argentina GDP Linked, expiration date 12/15/35		18,388,000	2,399,634
†#Solutia144A, exercise price $7.59, expiration date 7/15/09		147	-
Total Warrant (cost $2,438,265)			2,399,634

		Principal
		Amount°
Repurchase Agreements – 8.24%
With BNP Paribas 5.08% 8/1/07
(dated 7/31/07, to be repurchased at $77,176,889,
collateralized by $24,858,000 U.S. Treasury Notes
2.75% due 8/15/07, market value $25,157,898
and $52,804,000 U.S. Treasury Notes 5.625% due 5/15/08,
market value $53,713,991)	USD	77,166,000	77,166,000

With Cantor Fitzgerald 5.07% 8/1/07
(dated 7/31/07, to be repurchased at $42,093,927,
collateralized by $12,521,000 U.S. Treasury Notes
3.375% due 9/15/09, market value $12,369,651
and $29,461,000 U.S. Treasury Notes 5.00% due 8/15/11,
market value $30,573,700)		42,088,000	42,088,000

With UBS Warburg 5.06% 8/1/07
(dated 7/31/07, to be repurchased at $54,721,690,
collateralized by $55,393,000 U.S. Treasury Notes 4.875%
due 6/30/09, market value $55,852,792)		54,714,000	54,714,000
Total Repurchase Agreements (cost $173,968,000)			173,968,000

Total Value of Securities – 102.40%
(cost $2,177,678,951)			2,160,776,414
Liabilities Net of Receivables and Other Assets – (See Notes) (2.40%)			(50,731,415)
Net Assets Applicable to 240,041,195 Shares Outstanding – 100.00%			$2,110,044,999

°Principal amount shown is stated in the currency in which each security is denominated.
AUD - Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
COP – Colombian Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesian Rupiahs
ISK – Iceland Krona
JPY– Japanese Yen
MXN – Mexican Peso
MYR – Malaysia Ringgit
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
RUB - Russian Rubles
SEK – Swedish Krona
TRY – Turkish Lira
USD – United States Dollar

‡Non-income producing security. Security is currently in default.
†Non-income producing security for the period ended July 31, 2007
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
•Variable rate security. The rate shown is the rate as of July 31, 2007.

^Zero coupon security. The rate shown is the yield at the time of purchase.
¶Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
§Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2007, the aggregate amount of Rule 144A securities equaled $294,499,896, which represented 13.96% of the Fund’s net assets. See Note 6 in "Notes."
¥Fully or partially pledged as collateral for financial futures contracts.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At July 31, 2007 the aggregate amount of fair valued securities equaled $1,448,152, which represented 0.07% of the Fund’s net assets. See Note 1 in "Notes."
@Illiquid security. At July 31, 2007, the aggregate amount of illiquid securities equaled $503,744, which represented 0.02% of the Fund’s net assets. See Note 6 in “Notes."
ΔSecurities have been classified by country of origin.

Summary of Abbreviations:
ADR – American Depositary Receipts
AMBAC – Insured by the AMBAC Assurance Corporation
ARM – Adjustable Rate Mortgage
CBO – Collateralized Bond Obligation
CDS – Credit Default Swap
CPI – Consumer Price Index
CPN – Coupon
FGIC – Insured by the Federal Guaranty Insurance Company
FHLMC – Federal Home Loan Mortgage Corporation
FSA – Insured by Financial Security Assurance
GDP – Gross Domestic Product
GNMA – Government National Mortgage Association
GSMPS – Goldman Sachs Reperforming Mortgage Securities
MBIA – Insured by the Municipal Bond Insurance Association
O.A.T. – Obligation Assimilable au Tresor (Treasury Obligation)
PIK – Pay-In-Kind
REIT – Real Estate Investment Trust
S.F. – Single Family
TBA – To Be Announced
yr – Year

The following foreign currency exchange contracts and foreign cross currency exchange contracts, futures contracts, and swap contracts were outstanding at July 31, 2007:

Foreign Currency Exchange Contracts1

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	6,864,862	NZD	(7,694,000)	9/28/07	$4,482
AUD	1,521,870	NZD	(1,692,000)	8/31/07	9,590
AUD	(11,500,000)	USD	9,721,410	8/31/07	(65,414)
BRL	3,405,598	USD	(1,829,000)	8/02/07	(22,317)
CAD	2,966,319	NOK	(16,466,600)	8/31/07	(44,033)
CAD	7,139,761	USD	(6,824,739)	9/28/07	(123,262)
CAD	5,217,105	USD	(4,905,000)	8/31/07	(10,212)
EUR	(4,525,000)	GBP	6,705,164	8/31/07	(3,275)
EUR	56,560	ISK	(77,887)	9/28/07	(354)
EUR	7,237,000	JPY	(1,190,783,825)	8/31/07	(182,613)
EUR	4,531,917	JPY	(749,812,459)	8/31/07	149,335
EUR	4,916,260	NOK	(35,808,034)	8/31/07	(27,950)
EUR	1,450,973	NZD	(2,577,000)	8/31/07	29,536
EUR	(12,000,000)	USD	16,197,600	8/31/07	(239,759)
EUR	7,294,606	USD	(9,902,843)	8/31/07	89,162
EUR	(10,560,766)	USD	14,251,394	8/31/07	(214,531)
EUR	(13,443,071)	USD	18,145,457	8/31/07	(268,591)
GBP	4,093,339	JPY	(1,001,730,000)	8/31/07	(181,475)
GBP	(2,580,000)	USD	5,150,609	8/31/07	(88,002)
JPY	(795,445,020)	USD	6,733,299	9/28/07	(32,676)
JPY	1,093,912,486	EUR	(6,625,119)	8/31/07	250,343
JPY	(3,137,249,294)	USD	25,676,100	8/31/07	(922,144)

JPY	(2,965,817,000)	USD	24,203,342	8/31/07	(941,464)
MXN	3,925,000	USD	(360,837)	8/31/07	(4,103)
MXN	58,224,000	USD	(5,283,964)	7/24/08	(108,159)
MXN	141,946	USD	(13,155)	8/06/07	(232)
MXN	462,438	USD	(42,842)	9/05/07	(823)
MYR	21,484,008	USD	(6,482,803)	5/19/08	(177,997)
MYR	6,156,990	USD	(1,827,000)	5/20/08	(20,058)
NOK	16,466,600	CAD	(2,981,778)	8/31/07	29,529
NOK	18,987,517	USD	(3,270,000)	8/31/07	(10,103)
PLN	9,286,793	USD	(3,419,165)	8/31/07	(67,315)
PLN	(9,518,000)	USD	3,422,633	9/04/07	(12,856)
SEK	23,087,104	EUR	(2,524,000)	8/31/07	(25,195)
TRY	(17,601,404)	USD	13,692,000	8/06/07	9,649
					$ (3,223,287)

Futures Contracts2

				Unrealized
Contracts	Notional	Notional		Appreciation
to Buy (Sell)	Cost (Proceeds)	Value	Expiration Date	(Depreciation)
304 U.S. Treasury 2 yr Notes	$62,034,711	$62,301,000	9/30/07	$ 266,289
2,727 U.S. Treasury 5 yr Notes	282,882,731	287,613.281	9/30/07	4,730,550
629 U.S. Treasury 10 yr Notes	66,705,264	67,568,359	9/30/07	863,095
(258) U.S. Treasury Long Bond	(27,612,012)	(28,396,125)	9/30/07	(784,113)
135 Euro Bond	20,780,805	20,825,714	9/30/07	44,909
				$5,120,730

Swap Contracts3
Index Swap

			Unrealized
Notional Amount	Expiration Date	Description	Depreciation
$4,175,000	12/31/07	Agreement with Bank of America to receive the notional amount multiplied by the BOFA 10 yr Commercial MBS Index AAA adjusted by a spread of 0.15% and to pay the notional amount multiplied by the fixed rate of 6.78%.	$(65,512)

Credit Default Swap

				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Purchased:
Autozone 7 yr CDS IndexCo	$2,600,000	0.45%	6/20/14	$ 21,360
Avon Products 7yr CDS	2,600,000	0.25%	6/20/14	11,368
Beazer Homes 5 yr CDS	4,750,000	3.08%	6/20/12	1,081,655
Campbell Soup 7 yr CDS IndexCo	2,600,000	0.18%	6/20/14	17,913
Capmark Financial Group
5 yr CDS	70,000	1.65%	9/20/12	3,361
5 yr CDS	885,000	2.42%	9/20/12	14,092
CDS IndexCo ABX Home Equity Index 06-1
Home Equity Index 06-1 AA	5,000,000	0.32%	7/25/45	194,750
Home Equity Index 06-1 BBB	9,000,000	2.42%	5/25/46	4,943,175
Home Equity Index 06-1 BBB	36,850,000	2.67%	7/25/45	13,861,671
CDX North America
Crossover Index 8	9362,500	1.40%	6/20/12	201,348
High Yield Index 8-B	10,300,000	2.50%	6/20/12	639,766
High Yield Index 8	40,430,000	2.75%	6/20/12	2,749,020
Investment Grade Index HVOL	7,000,000	0.75%	6/20/12	(18,316)
Centex 5 yr CDS	193,500	1.52%	9/20/12	4,777
Computer Science 7 yr CDS	2,600,000	1.00%	6/20/14	19,488
Gannet 7yr CDS	129,000	0.88%	9/20/14	463
Kimberly -Clark 7yr CDS	2,600,000	0.20%	6/20/14	25,831
LCDX 8 5 yr CDS	11,800,000	1.20%	6/20/12	(90,860)
Mc Donald’s 7 yr CDS	2,600,000	0.18%	6/20/14	34,554
New York Times 7 yr CDS	129,000	0.75%	9/20/14	1,259
Newell Rubber 7 yr CDS	2,600,000	0.39%	6/20/14	4,123
Sara Lee 7yr CDS	129,000	0.60%	9/20/14	859
Sysco 7 yr CDS	2,600,000	0.32%	6/20/14	11,372

TJX 7 yr CDS	2,600,000	0.61%	6/20/14	27,557
V.F. 7 yr CDS	1,327,500	0.40%	9/20/12	(2,572)
V.F. 7yr CDS	2,600,000	0.37%	6/20/14	14,999
				$23,773,013

Protection Sold:
Beazer Homes 5 yr CDS	$(4,750,000)	3.43%	6/20/12	$(1,031,982)
Residential Capital 5 yr CDS	(1,222,000)	4.60%	9/20/12	–
Reynolds American 5 yr CDS	(258,000)	1.00%	9/20/12	(3,147)
				$ (1,035,129)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets

1See Note 3 in “Notes
2See Note 4 in “Notes
3See Note 5 in “Notes

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Delaware Group Adviser Funds – Delaware Diversified Income Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on April 30, 2008. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At July 31, 2007, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At July 31, 2007, the cost of investments and gross unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$2,179,057,623
Aggregate unrealized appreciation	21,282,353
Aggregate unrealized depreciation	(39,563,562)
Net unrealized depreciation	$ (18,281,209)

For federal income tax purposes, at October 31, 2006, capital loss carryforwards of $9,537,095 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $2,578,031 expires in 2008; $2,131,045 expires in 2009; and $4,828,019 expires in 2014.

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Schedule of Investments.

4. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Schedule of Investments.

5. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and credit default swap (CDS) contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a Credit Event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a Credit Event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended July 31, 2007, the Fund entered into CDS contracts as a purchaser of protection and a seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the agreement.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the each Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

6. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 60% of net assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor's Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

7. Termination of New Share Purchases of Class B Shares
As of the close of business on May 31, 2007, each Fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each, a Fund) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund's shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the contingent deferred sales charge (CDSC) schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Fund's or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

8. Change in Custodian
On August 9, 2007, Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15285, became the Fund’s custodian.

Schedule of Investments (Unaudited)

Delaware U.S. Growth Fund

July 31, 2007

	Number of
	Shares	Value
Common Stock – 99.08%
Basic Industry/Capital Goods – 3.83%
Praxair	425,000	$32,563,500
		32,563,500
Business Services – 15.65%
Expeditors International Washington	635,000	28,371,800
Paychex	780,000	32,276,400
†Research in Motion	175,000	37,450,000
United Parcel Service Class B	460,000	34,831,200
		132,929,400
Consumer Non-Durables – 14.74%
Procter & Gamble	540,000	33,404,400
Staples	1,390,000	31,997,800
Walgreen	780,000	34,460,400
Wal-Mart Stores	550,000	25,272,500
		125,135,100
Consumer Services – 15.29%
†eBay	1,175,000	38,070,000
International Game Technology	785,000	27,726,200
†MGM MIRAGE	325,000	23,760,750
Weight Watchers International	485,000	23,532,200
Western Union	840,000	16,758,000
		129,847,150
Financials – 9.55%
CME Group	62,000	34,255,000
†IntercontinentalExchange	310,000	46,850,300
		81,105,300
Health Care – 16.26%
Allergan	590,000	34,296,700
†Genentech	525,000	39,049,500
UnitedHealth Group	775,000	37,533,250
†Zimmer Holdings	350,000	27,216,000
		138,095,450
Technology – 23.76%
†Crown Castle International	575,065	20,846,106
†Google Class A	90,000	45,900,000
†Intuit	1,130,000	32,363,200
QUALCOMM	1,100,000	45,815,000
†SanDisk	450,000	24,133,500
Seagate Technology	1,390,000	32,678,900
		201,736,706
Total Common Stock (cost $750,815,324)		841,412,606

	Principal
	Amount
Repurchase Agreements – 0.94%
With BNP Paribas 5.08% 8/1/07
(dated 7/31/07, to be repurchased at $3,523,497,
collateralized by $1,135,000 U.S. Treasury Notes
2.75% due 8/15/07, market value $1,148,655
and $2,411,000 U.S. Treasury Notes 5.625% due 5/15/08,
market value $2,452,464)	$3,523,000	3,523,000
With Cantor Fitzgerald 5.07% 8/1/07
(dated 7/31/07, to be repurchased at $1,922,271,
collateralized by $572,000 U.S. Treasury Notes
3.375% due 9/15/09, market value $564,771
and $1,345,000 U.S. Treasury Notes 5.00% due 8/15/11,
market value $1,395,929)	1,922,000	1,922,000
With UBS Warburg 5.06% 8/1/07
(dated 7/31/07, to be repurchased at $2,498,351,
collateralized by $2,529,000 U.S. Treasury Notes 4.875%
due 6/30/09, market value $2,550,117)	2,498,000	2,498,000
Total Repurchase Agreements (cost $7,943,000)		7,943,000

Total Value of Securities – 100.02%
(cost $758,758,324)	849,355,606
Liabilities Net of Receivables and Other Assets (See Notes) – (0.02%)	(175,585)
Net Assets Applicable to 58,267,354 Shares Outstanding – 100.00%	$849,180,021

†Non-income producing security for the period ended July 31, 2007.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Adviser Funds - Delaware U.S. Growth Fund (Fund).

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on April 30, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for the financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At July 31, 2007, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At July 31, 2007, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$759,308,190
Aggregate unrealized appreciation	100,697,761
Aggregate unrealized depreciation	(10,650,345)
Net unrealized appreciation	$ 90,047,416

For federal income tax purposes, at October 31, 2006, capital loss carryforwards of $93,211,996 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $27,149,194 expires in 2009; $28,063,955 expires in 2010; $18,785,096 expires in 2011; and $19,213,751 expires in 2014.

3. Credit and Market Risk
The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. As of July 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

4. Termination of New Share Purchases of Class B Shares
As of the close of business on May 31, 2007, each fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each, a Fund) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund's shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the contingent deferred sales charge (CDSC) schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Fund's or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

5. Change in Custodian
On August 2, 2007, Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15285, became the Fund’s custodian.

6. Fund Reorganization
On August 16, 2007, the Board of Trustees responsible for Delaware Large Cap Growth Fund (the Reorganizing Fund) approved a proposal to reorganize the Reorganizing Fund with and into Delaware U.S. Growth Fund (the Acquiring Fund), a series of Delaware Group Adviser Funds, subject to shareholder approval. The Board of Trustees responsible for the Acquiring Fund also approved the reorganization.

Reorganizing Fund shareholders will receive a proxy statement/prospectus providing them with information about the Acquiring Fund and requesting their votes on the proposed reorganization of their Fund at a special meeting of shareholders to be held in January 2008. If approved, the reorganization is expected to take place in the first quarter of 2008.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

      There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: